Insurance Recovery	12 Months Ended
Dec. 31, 2011
Insurance Recovery [Abstract]
Insurance Recovery

17. Insurance Recovery

On May 16, 2007, DPL filed a claim with Energy Insurance Mutual (EIM) to recoup legal costs associated with our litigation against certain former executives. On February 15, 2010, after having engaged in both mediation and arbitration, DPL and EIM entered into a settlement agreement resolving all coverage issues and finalizing all obligations in connection with the claim. The proceeds from the settlement amounted to $3.4 million, net of associated expenses, and were recorded as a reduction to operation and maintenance expense during the year ended December 31, 2010.